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                              WARRANTS TO PURCHASE
                         100,000 SHARES OF COMMON STOCK
                        GREASE MONKEY HOLDING CORPORATION

                           INCORPORATED UNDER THE LAWS
                              OF THE STATE OF UTAH

         This certifies that, for value received, __________________, the registered holder hereof or assigns ("Warrantholder") is entitled to purchase from Grease Monkey Holding Corporation ("Company"), at any time during the period commencing at 9:00 a.m., Colorado time, on August 1, 1998 and ending at 5:00 p.m., Colorado time, on August 1, 2000, at the purchase price per share of $1.05 per share ("Exercise Price"), 100,000 shares of the Company's $0.03 par value common stock ("Common Stock").

         The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed and simultaneous payment of the warrant price at the principal office of the Company. Payment of the warrant price shall be made at the option of the Warrantholder in cash or by cashier's check.

         Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the shares as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of shares as here evidenced by the Warrant or Warrants exchanged. No fractional shares of Common Stock will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company.

         This Warrant Certificate does not entitle any Warrantholder to any of the rights of a stockholder of the Company.

                              GREASE MONKEY HOLDING CORPORATION

                              By:
                                 -----------------------------------------
                              Charles E. Steinbrueck, President and C.E.O.

Dated:

Attest:



By:
   --------------------------
Dana Klapper Cohen, Secretary


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                                  PURCHASE FORM


Dated __________________________


The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of purchasing _________ shares of Common Stock of the Company and hereby tenders payment of the Exercise Price thereof. If the number of shares purchased is not all the shares purchasable pursuant to the Warrants represented by this Warrant Certificate, a new Warrant Certificate should be issued and delivered to the undersigned at the address stated below,

                     INSTRUCTIONS FOR REGISTRATION OF STOCK



Name ________________________________________________________________________

Address ______________________________________________________________________


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                                 ASSIGNMENT FORM


FOR VALUE RECEIVED, __________________________, hereby sells, assigns and transfers unto

Name __________________________________________________________________________
                           (Please type or print in block letters)

Address________________________________________________________________________

the rights to purchase shares of the Company represented by this Warrant Certificate to the extent of _____________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ________________________ attorney, to transfer the same on the books of the Company with full power of substitution in the premises. IF the number of Shares assigned is not all the shares purchasable pursuant to the Warrants represented by this Warrant Certificate, a new Warrant Certificate should be issued and delivered to the undersigned.



Signature __________________________________         Dated ____________________

NOTICE: THE SIGNATURE ON THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS IT APPEARS UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.